SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                    ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: July 22, 1999


                           FIRST HARTFORD CORPORATION
--------------------------------------------------------------------------------
(Exact name of Registrant as Specified in Its Charter)


        Maine                            0-8862                 01-0185800
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
 of Incorporation)                                             Identification #)


          149 Colonial Road, Manchester, CT 06045-1270
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)        (Zip Code)


          (860) 646-6555
--------------------------------------------------------------------------------
 (Registrant's Telephone Number, Including Area Code)


          685 Parker Street, Manchester, CT 06040
--------------------------------------------------------------------------------
(Former Name or Former Address,  If Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountants

1. The Registrant engaged Kostin, Ruffkess & Company, LLC, Certified Public Accountants on March 1, 1999 to audit its financial statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          FIRST HARTFORD CORPORATION


                                          By /s/ Stuart I. Greenwald
                                            ------------------------------------
                                                 Stuart I. Greenwald
                                                 Principal Financial Officer
                                                 Principal Accounting Officer
                                                 Secretary and Treasurer

July 22, 1999